October 28, 2025

BNY Mellon Stock Funds

BNY Mellon International Core Equity Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supplements the information in the first paragraph and supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

NIMNA has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (NIM), to enable NIM to provide certain advisory services to NIMNA for the benefit of the fund, including, but not limited to, portfolio management services.

Keith Howell and Tim Lucas are the fund's primary portfolio managers, positions they have held since October 2025. Mr. Howell is a portfolio manager for International Equity, Dynamic Large Cap Value Equity, Income Stock and Equity Income strategies at NIMNA. Mr. Lucas is a portfolio manager for the Euroland Small Cap Equity, UK Equity and UK Opportunities (Responsible) strategies at NIM.

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The following information supersedes and replaces the information in the third paragraph in the section "Fund Details – Management – Sub-Adviser" in the prospectus:

Keith Howell and Tim Lucas are the fund's primary portfolio managers jointly and primarily responsible for managing the fund's portfolio. Messrs. Howell and Lucas have been portfolio managers of the fund since October 2025. Mr. Howell is a portfolio manager for International Equity, Dynamic Large Cap Value Equity, Income Stock and Equity Income strategies at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 2006. Mr. Lucas is a portfolio manager for the Euroland Small Cap Equity, UK Equity and UK Opportunities (Responsible) strategies at NIM. He has been employed by NIM since 2004.

0720STK1025

October 28, 2025

BNY Mellon Stock Funds

BNY Mellon International Core Equity Fund

Supplement to Current Statement of Additional Information

The following information supplements the portfolio manager information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage, except if otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Keith Howell[1]	7	$10B	2	$2.4B	7	$551M
Tim Lucas[1]	None	N/A	4	$3.4B	None	N/A

1 Because Messrs. Howell and Lucas became primary portfolio managers of BNYMICEF as of October 28, 2025, their information is as of September 30, 2025.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Keith Howell[1]	None	N/A	N/A
Tim Lucas[1]	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Keith Howell[1]	BNYMICEF	None
Tim Lucas[1]	BNYMICEF	None

1 Because Messrs. Howell and Lucas became primary portfolio managers of BNYMICEF as of October 28, 2025, their information is as of September 30, 2025.

GRP3-SAISTK-1025